Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This First Amendment to Revolving Credit and Security Agreement (this “First Amendment”) is dated this 13th day of May, 2016, by and among OREGON METALLURGICAL, LLC, an Oregon limited liability company, ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company, TDY INDUSTRIES, LLC, a California limited liability company, INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company, ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company, TITANIUM WIRE CORPORATION, a Pennsylvania corporation, ENVIRONMENTAL, INC., a California corporation, ATI TITANIUM LLC, a Delaware limited liability company, ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company, ATI LADISH LLC, a Wisconsin limited liability company, VALLEY MACHINING, INC., a Wisconsin corporation, ATI LADISH MACHINING, INC., a Nevada corporation, CHEN-TECH INDUSTRIES, INC., a Nevada corporation, PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation, ATI POWDER METALS LLC, a Pennsylvania limited liability company, and ATI CAST PRODUCTS SALEM OPERATIONS, LLC, a Delaware limited liability company and each Person joined hereto as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), the Guarantors (as defined therein) party hereto, the LENDERS (as defined therein) party hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (hereinafter referred to in such capacity as the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent entered into that certain Revolving Credit and Security Agreement, dated effective as of September 23, 2015, by and among the Borrowers, the Guarantors, the Lenders and the Agent (as amended, modified, supplemented, extended, renewed or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement which provisions require only Required Lenders approval, and the Required Lenders and the Agent agree to permit such amendments pursuant to the terms and conditions set forth herein; and

WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement which provisions require either unanimous Lender consent or the consent of the affected Lenders, and the Lenders and the Agent agree to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement unless the context herein clearly indicates otherwise.

2.            The cover page of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the cover page attached hereto and incorporated herein by reference thereto.

3.             The LIST OF EXHIBITS AND SCHEDULES to the Credit Agreement is hereby amended to insert in the list of Exhibits contained therein a new reference to “Exhibit 2.3(a) – Term Loan.”

4.             Section 1.2 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

“2019 Senior Unsecured Notes” shall mean those certain 9.375% Notes due 2019, issued by ATI, as the same exist on the First Amendment Closing Date.

“Permitted Note Issuance” shall mean the issuance by ATI and/or one or more of ATI’s Subsidiaries of notes in an aggregate principal amount not to exceed Three Hundred Fifty Million and 00/100 Dollars ($350,000,000.00) in the form of either: (a) unsecured notes; provided (i) at the time of issuance thereof, no Default or Event of Default shall have occurred and be continuing, (ii) such unsecured notes shall have a maturity of not less than five (5) years and (iii) the terms and conditions of such unsecured notes are no more favorable to the lenders or holders providing such financing, than those applicable to the Advances hereunder as determined by Borrowing Agent) (provided that a certificate of an Authorized Officer delivered to the Agent at least five (5) Business Days prior to such issuance, together with drafts of the documentation relating thereto (excluding final pricing information if not determined at the time of such delivery), stating that the Borrowing Agent has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Agent notifies the Borrowing Agent within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)); or (b) secured notes; provided (i) at the time of issuance thereof, no Default or Event of Default shall have occurred and be continuing, (ii) such secured notes shall have a maturity of not less than five (5) years and (iii) the terms and conditions of such secured notes are no more favorable to the lenders or holders providing such financing, than those applicable to the Advances hereunder as determined by Borrowing Agent) (provided that a certificate of an Authorized Officer delivered to the Agent at least five (5) Business Days prior to such issuance, together with drafts of the documentation relating thereto (excluding final pricing information if not determined at the time of such delivery), stating that the Borrowing Agent has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Agent notifies the Borrowing Agent within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees))and (iv) the collateral for such secured notes shall consist solely of second (2nd) priority Liens against Collateral and first (1st) priority Liens against other assets not including Collateral, in each case as more fully set forth in the terms and provisions of a customary intercreditor agreement or arrangement reasonably acceptable to the Agent.

“Permitted 2019 Senior Unsecured Notes Refinancing” shall mean any modification, refinancing, refunding, renewal or extension of the Indebtedness of ATI and/or one or more of ATI’s Subsidiaries under the 2019 Senior Unsecured Notes; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the 2019 Senior Unsecured Notes except by an amount equal to unpaid accrued interest and premium (including tender premiums) thereon, plus reasonable original issue discount and upfront fees plus other fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) (i) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the than the date that is 91 days after the Term, (c) at the time thereof, no Default or Event of Default shall have occurred and be continuing, (d) if secured, such Indebtedness shall be subject to a customary intercreditor agreement or arrangement reasonably acceptable to the Agent, (e) the terms and conditions (excluding, if applicable, as to collateral therefor) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are (x) not materially less favorable to the Loan Parties or the Agent and the Lenders than the terms and conditions of the 2019 Senior Unsecured Notes or (y) (A) in the case of any such refinancing in the form of loans, the terms and conditions (except as with respect to pricing, premiums and optional prepayment or redemption terms) thereof are (taken as a whole) no more favorable to the lenders or holders providing such refinancing, than those applicable to the Advances hereunder (provided that delivery of a certificate of an Authorized Officer delivered to the Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with drafts of the documentation relating thereto (excluding final pricing information if not determined at the time of such delivery), stating that the Borrowing Agent has determined in its good faith that such terms and conditions satisfy the requirement of this clause (A) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Agent notifies the Borrowing Agent within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)) or (B) in the case of any such refinancing in the form of notes, such terms and conditions reflect market terms and conditions at the time of such incurrence or issuance as determined by Borrowing Agent) (provided that a certificate of an Authorized Officer delivered to the Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with drafts of the documentation relating thereto (excluding final pricing information if not determined at the time of such delivery), stating that the Borrowing Agent has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Agent notifies the Borrowing Agent within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)).

5.             Section 1.2 of the Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:

“First Amendment Closing Date” shall mean May 13, 2016.

“Maximum Loan Amount” shall mean Five Hundred Million and 00/100 Dollars ($500,000,000.00) plus any increases in the Maximum Revolving Advance Amount in accordance with Section 2.24, minus any permanent reductions in the Maximum Revolving Advance Amount in accordance with Section 2.2(f), less repayments of the Term Loan.

“Required Revolving Lenders” shall mean two or more Lenders (not including Swing Loan Lender (in its capacity as such Swing Loan Lender) or any Defaulting Lender) holding greater than fifty percent (50%) of either (a) the aggregate of the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender) or (b) after the termination of the Revolving Commitments, the sum of (y) the outstanding Revolving Advances and Swing Loans, plus (z) the participations in the Maximum Undrawn Amount of all outstanding Letters of Credit.

“Term Loan” shall have the meaning set forth in Section 2.3(a) hereof.

“Term Loan Commitment” shall mean, as to any Lender, the obligation of such Lender (if applicable), to fund a portion of the Term Loan in an aggregate principal equal to the Term Loan Commitment Amount (if any) of such Lender.

“Term Loan Commitment Percentage” shall mean, as to any Lender, the Term Loan Commitment Percentage (if any) set forth below such Lender’s name on the signature page hereof (or, in the case of any Lender that became party to this Agreement after the First Amendment Closing Date pursuant to Section 16.3(c) or (d) hereof, the Term Loan Commitment Percentage (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement), as the same may be adjusted upon any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof.

“Term Loan Commitment Amount” shall mean, as to any Lender, the term loan commitment amount (if any) set forth below such Lender’s name on the signature page hereof (or, in the case of any Lender that became party to this Agreement after the Closing Date pursuant to Section 16.3(c) or (d) hereof, the term loan commitment amount (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement), as the same may be adjusted upon any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof.

“Term Loan Maturity Date” shall mean November 13, 2017.

“Term Loan Rate” shall mean (a) with respect to the Term Loan at all times while it is a Domestic Rate Loan, an interest rate per annum equal to the sum of the Applicable Margin plus the Alternate Base Rate and (b) with respect to the Term Loan at times while it is a LIBOR Rate Loan, an interest rate per annum equal to the sum of the Applicable Margin plus the LIBOR Rate.

“Term Loan Reserve” shall mean, on any date of determination, a reserve equal to the outstanding principal balance of the Term Loan.

“Term Note” shall mean, collectively, the promissory notes described in Section 2.3(a) hereof.

6.             Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and inserting in their stead the following:

“Advances” shall mean and include the Revolving Advances, Letters of Credit, the Swing Loans and the Term Loan.

“Applicable Margin” shall mean: (a) the percentage spread to be added to Revolving Advances and Swing Loans consisting of Domestic Rate Loans based upon the Average Undrawn Availability for the most recently ended fiscal quarter according to the pricing grid set forth below under the heading “Applicable Margins for Domestic Rate Loans”; (b) the percentage spread to be added to Revolving Advances consisting of LIBOR Rate Loans and Swing Loans consisting of Daily LIBOR Rate Loans based upon the Average Undrawn Availability for the most recently ended fiscal quarter according to the pricing grid set forth below under the heading “Applicable Margins for LIBOR Rate Loans/Daily LIBOR Rate Loans”; and (c) with respect to the Term Loan, three and one-half of one percent (3.50%).

Effective as of the date on which the Borrowing Base Certificate required under Section 9.9 for the applicable month-end corresponding with the applicable most recently completed fiscal quarter-end of each fiscal year (each such Borrowing Base Certificate referred to herein as the “Quarter-End Borrowing Base Certificate”) is due to be delivered (each day on which such delivery is due, an “Adjustment Date”), the Applicable Margin for each type of Advance (other than the Term Loan) shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table below corresponding to the Average Undrawn Availability for the most recently completed fiscal quarter prior to the applicable Adjustment Date:

LEVEL	AVERAGE UNDRAWN AVAILABILITY	APPLICABLE MARGINS FOR DOMESTIC RATE LOANS (Revolving Advances, Swing Loans)	APPLICABLE MARGINS FOR LIBOR RATE LOANS/DAILY LIBOR RATE LOANS (Revolving Advances, Swing Loans)	LETTERS OF CREDIT FEE
I	Greater than or equal to 66.66% of the Maximum Revolving Advance Amount	1.00%	2.00%	2.00%
II	Less than 66.66% but greater than or equal to 33.33% of the Maximum Revolving Advance Amount	1.25%	2.25%	2.25%
III	Less than 33.33% of the Maximum Revolving Advance Amount	1.50%	2.50%	2.50%

The Applicable Margin as of the First Amendment Closing Date shall be based upon the percentages associated with Level I pricing in the pricing grid above, and such Applicable Margin shall remain in effect until the first Adjustment Date following the First Amendment Closing Date.

If Borrowers shall fail to deliver a Quarter-End Borrowing Base Certificate required under Section 9.9 by the dates required pursuant to such section, the Applicable Margin for each type of Advance (other than the Term Loan) shall be conclusively presumed to equal the percentages associated with Level III of the pricing grid set forth above until the date of delivery of such Quarter-End Borrowing Base Certificate, at which time the rate will be adjusted based upon the Average Undrawn Availability reflected on such Quarter-End Borrowing Base Certificate. Notwithstanding anything to the contrary contained herein, no downward adjustment in any Applicable Margin for each type of Advance (other than the Term Loan) shall be made on any Adjustment Date on which any Event of Default shall have occurred and be continuing. Notwithstanding anything to the contrary contained herein, immediately and automatically upon the occurrence of any Event of Default, the Applicable Margin for each type of Advance (other than the Term Loan) shall increase to and equal the percentages associated with Level III of the pricing grid set forth above and shall continue at such highest Applicable Margin until the date (if any) on which such Event of Default shall be waived in accordance with the provisions of this Agreement, at which time the rate will be adjusted based upon the Average Undrawn Availability reflected on the most recently delivered Quarter-End Borrowing Base Certificate delivered by Borrowers to Agent pursuant to Section 9.9. Any increase in interest rates and/or other fees payable by Borrowers under this Agreement and the Other Documents pursuant to the provisions of the foregoing sentence shall be in addition to and independent of any increase in such interest rates and/or other fees resulting from the occurrence of any Event of Default (including, if applicable, any Event of Default arising from a breach of Sections 9.9 hereof) and/or the effectiveness of the Default Rate provisions of Section 3.1 hereof or the default fee rate provisions of Section 3.2 hereof.

If, as a result of any restatement of, or other adjustment to, the Quarter-End Borrowing Base Certificate or for any other reason, Agent determines that (a) the Average Undrawn Availability as previously calculated as of any applicable date for any applicable period was inaccurate, and (b) a proper calculation of the Average Undrawn Availability for any such period would have resulted in different pricing for such period, then (i) if the proper calculation of the Average Undrawn Availability would have resulted in a higher interest rate and/or fees (as applicable) for such period, automatically and immediately without the necessity of any demand or notice by Agent or any other affirmative act of any party, the interest accrued on the applicable outstanding Advances and/or the amount of the fees accruing for such period under the provisions of this Agreement and the Other Documents shall be deemed to be retroactively increased by, and Borrowers shall be obligated to immediately pay to Agent for the ratable benefit of Lenders an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period; and (ii) if the proper calculation of the Average Undrawn Availability would have resulted in a lower interest rate and/or fees (as applicable) for such period, then the interest accrued on the applicable outstanding Advances and the amount of the fees accruing for such period under the provisions of this Agreement and the Other Documents shall be deemed to remain unchanged, and Agent and Lenders shall have no obligation to repay interest or fees to the Borrowers; provided, that, if as a result of any restatement or other event or other determination by Agent a proper calculation of the Average Undrawn Availability would have resulted in a higher interest rate and/or fees (as applicable) for one or more periods and a lower interest rate and/or fees (as applicable) for one or more other periods (due to the shifting of income or expenses from one period to another period or any other reason), then the amount payable by Borrowers pursuant to clause (i) above shall be based upon the excess, if any, of the amount of interest and fees that should have been paid for all applicable periods over the amounts of interest and fees actually paid for such periods.

“Defaulting Lender” shall mean any Lender that: (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Commitment Percentage or Term Loan Commitment, as applicable, of Advances, (ii) if applicable, fund any portion of its Participation Commitment in Letters of Credit or Swing Loans or (iii) pay over to Agent, Issuer, Swing Loan Lender or any Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including a particular Default or Event of Default, if any) has not been satisfied; (b) has notified Borrowers or Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including a particular Default or Event of Default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit; (c) has failed, within two (2) Business Days after request by Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Advances and, if applicable, participations in then outstanding Letters of Credit and Swing Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Agent’s receipt of such certification in form and substance satisfactory to the Agent; (d) has become the subject of an Insolvency Event; or (e) has failed at any time to comply with the provisions of Section 2.6(e) with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders.

“Note” shall mean collectively, the Revolving Credit Notes, the Term Note and the Swing Loan Note.

“Required Lenders” shall mean two or more Lenders (not including Swing Loan Lender (in its capacity as such Swing Loan Lender) or any Defaulting Lender) holding greater than fifty percent (50%) of either (a) the aggregate of (y) the Revolving Commitment Amounts of all Lenders (excluding any Defaulting Lender) and (z) the outstanding principal amount of the Term Loan (excluding any Defaulting Lender) or (b) after the termination of the Revolving Commitments, the sum of (y) the outstanding Revolving Advances, Term Loan and Swing Loans, plus (z) the participations in the Maximum Undrawn Amount of all outstanding Letters of Credit.

“Restricted Action Requirements” shall mean the following:

(a)       If the Undrawn Availability on the date of the applicable Restricted Action, after giving effect to such Restricted Action, is equal to or greater than the greater of One Hundred Twenty Million and 00/100 Dollars ($120,000,000.00) and thirty percent (30%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan, the Loan Parties shall be permitted to take such Restricted Action so long as no Event of Default or Default has occurred and is continuing or would result from such Restricted Action; or

(b)       If the Undrawn Availability on the date of the applicable Restricted Action, after giving effect to such Restricted Action, is less than the greater of One Hundred Twenty Million and 00/100 Dollars ($120,000,000.00) and thirty percent (30%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan but greater than the greater of Sixty Million and 00/100 Dollars ($60,000,000.00) and fifteen percent (15%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan, the Loan Parties shall be permitted to take such

Restricted Action if (1) no Event of Default or Default has occurred and is continuing or would result from such Restricted Action; (2) the Loan Parties demonstrate, in form and substance reasonably acceptable to the Agent, that prior to and after giving effect to such Restricted Action, the Undrawn Availability, as measured both at the time of such Restricted Action and as an average for the sixty (60) consecutive day period immediately preceding such Restricted Action, is not less than the greater of Sixty Million and 00/100 Dollars ($60,000,000.00) and fifteen percent (15%) of the sum of the Maximum Revolving Advance Amount plus the outstanding principal amount of the Term Loan; and (3) the Loan Parties demonstrate, in form and substance reasonably acceptable to the Agent, that prior to and after giving effect to such Restricted Action, the Fixed Charge Coverage Ratio is at least 1.00 to 1.00.

“Revolving Advances” shall mean Advances other than Letters of Credit, the Swing Loans and the Term Loan.

“Trigger Event” shall mean the earliest to occur of the following: (i) the occurrence of an Event of Default, or (ii) the date upon which the Undrawn Availability is less than an amount equal to the greater of (y) 12.5% of the Maximum Loan Amount, or (z) Forty Million and 00/100 Dollars ($40,000,000.00).

“Trigger Satisfaction Event” shall mean, subsequent to the occurrence of a Trigger Event, the occurrence of both of the following: (i) no Event of Default then exists or is continuing, and (ii) the Undrawn Availability is greater than or equal to the greater of (y) 12.5% of the Maximum Loan Amount or (z) Forty Million and 00/100 Dollars ($40,000,000.00), in either case for a period of thirty (30) consecutive days.

“Undrawn Availability” on any date of determination shall mean an amount equal to the lesser of (i) the Formula Amount, and (ii) the difference of (a) the Maximum Revolving Advance Amount minus (b) the sum of (y) the Maximum Undrawn Amount of all outstanding Letters of Credit, plus (z) the outstanding amount of Revolving Advances.

7.             Section 1.2 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and inserting in their stead the following:

“Permitted Encumbrances” shall mean:

(a) Liens in favor of Agent for the benefit of Agent and Lenders and Liens securing any Lender Provided Commodity Hedge, Lender Provided Foreign Currency Hedge, Lender Provided Interest Rate Hedge, or Other Lender Provided Financial Service Product;

(b)     Liens for taxes, assessments or other governmental charges not delinquent or being Properly Contested;

(c) deposits or pledges to secure obligations under worker’s compensation, social security or similar laws, or under general liability, product liability or unemployment insurance;

(d)   deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety, performance, indemnity, appeal and similar bonds and other obligations of like nature arising in the Ordinary Course of Business;

(e) Liens arising by virtue of the rendition, entry or issuance against any Loan Party or any Subsidiary of a Loan Party, or any property of any Loan Party or any Subsidiary of a Loan Party, of any judgment, writ, order, or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of Default under Section 10.6 hereof;

(f)   carriers’, repairmens’, mechanics’, workers’, materialmen’s or other like Liens arising in the Ordinary Course of Business with respect to obligations which are not due or which are being Properly Contested;

(g)   Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof, provided that any such lien shall not encumber any other property of any Loan Party;

(h)  easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other charges or encumbrances, in each case, which do not interfere in any material respect with the Ordinary Course of Business of the Loan Parties and their Subsidiaries;

(i) Liens disclosed on Schedule 1.2; provided that such Liens shall secure only those obligations which they secure on the Closing Date (and extensions, renewals and refinancing of such obligations permitted by Section 7.8 hereof) and shall not subsequently apply to any other property or assets of any Loan Party other than the property and assets to which they apply as of the Closing Date;

(j) Liens on assets (other than Collateral) acquired in connection with a Permitted Acquisition, provided that such Liens extend only to the assets acquired in such Permitted Acquisition;

(k)         Liens consisting of landlord liens and similar liens under state or local law on assets of Loan Parties located at locations where Loan Parties do not have in place landlord waivers or similar waivers as permitted under Section 4.4(b) hereof;

(l)   Liens consisting of pledges of government securities or cash collateral in an aggregate amount not to exceed One Hundred Million and 00/100 Dollars ($100,000,000.00) to secure obligations under Interest Rate Hedges and Foreign Currency Hedges entered into in the Ordinary Course of Business;

(m) Liens securing the Permitted Note Issuance, if any; provided that such Liens shall secure only the obligations under the Permitted Note Issuance as the same exist on the date on which such Permitted Note Issuance is consummated as permitted hereunder (and extensions, renewals and refinancing of such obligations permitted by Section 7.8 hereof) and shall not subsequently apply to any other type of property or assets of any Loan Party other than the types of property and assets to which they apply as of the date on which such Permitted Note Issuance is consummated as permitted hereunder;

(n) Liens securing the Permitted 2019 Senior Notes Refinance, if any; provided that such Liens shall secure only the obligations under the Permitted 2019 Senior Notes Refinance as the same exist on the date on which such Permitted 2019 Senior Note Refinance is consummated as permitted hereunder (and extensions, renewals and refinancing of such obligations permitted by Section 7.8 hereof) and shall not subsequently apply to any other type of property or assets of any Loan Party other than the types of property and assets to which they apply as of the date on which such Permitted 2019 Senior Notes Refinance is consummated as permitted hereunder;

(o) Liens on assets other than Collateral of the Loan Parties securing Indebtedness or other obligations, provided that the granting of such Liens, together with any Liens on such assets under clause (m) and/or (n), as applicable, would not result in the requirement that any Loan Party grant equal and ratable security to any holder of any unsecured bonds under (A) the Indenture, dated as of December 15, 1995, between ALC and The Chase Manhattan Bank (National Association), as supplemented by the First

Supplemental Indenture, dated as of August 15, 1996, by and among ATI, ALC and The Chase Manhattan Bank (National Association), or (B) the Indenture, dated June 1, 2009, between ATI and The Bank of New York Mellon, as supplemented by the: (i) First Supplemental Indenture, dated June 1, 2009, between ATI and The Bank of New York Mellon; (ii) Second Supplemental Indenture, dated June 2, 2009, between ATI and The Bank of New York Mellon; (iii) Third Supplemental Indenture, dated as of January 7, 2011; and (iv) Fourth Supplemental Indenture, dated as of July 12, 2013; and

(p) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that (1) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the applicable Loan Party in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (2) such deposit account is not intended by such Loan Party to provide collateral to the depository institution.

“Permitted Indebtedness” shall mean:

(a) the Obligations;

(b) Indebtedness (other than Obligations) incurred for Capital Expenditures and Capital Leases in an aggregate amount of One Hundred Million and 00/100 Dollars ($100,000,000.00) at any one time outstanding;

(c) any guarantees of Indebtedness permitted under Section 7.3 hereof;

(d) any Indebtedness listed on Schedule 5.8(b)(ii) hereof (including, without limitation, the Senior Unsecured Notes) including any extensions, renewals or refinancings thereof (other than with respect to the 2019 Senior Unsecured Notes), provided that the principal amount of such Indebtedness shall not be increased without the prior written consent of the Required Lenders;

(e) Indebtedness incurred in connection with Permitted Acquisitions to the extent it is subordinated to the Obligations on terms and conditions satisfactory to Agent in its sole discretion;

(f) Indebtedness of the type described in clauses (b) and (c) of the definition of “Permitted Loans” to the extent permitted hereunder;

(g) Indebtedness incurred in connection with the Permitted Note Issuance to the extent such Indebtedness is either (i) unsecured; or (ii) if secured by Liens against Collateral, subordinated to the Liens securing the Obligations on terms and conditions satisfactory to Agent in its reasonable discretion including any extensions, renewals or refinancings thereof, provided that the principal amount of such Indebtedness shall not be increased without the prior written consent of the Required Lenders;

(h) Indebtedness incurred in connection with the Permitted 2019 Senior Note Refinance to the extent such Indebtedness is either (i) unsecured; or (ii) if secured by Liens against Collateral, subordinated to the Liens securing the Obligations on terms and conditions satisfactory to Agent in its reasonable discretion including any extensions, renewals or refinancings thereof, provided that the principal amount of such Indebtedness shall not be increased without the prior written consent of the Required Lenders;

(i) Interest Rate Hedges and Foreign Currency Hedges that are entered into by Borrowers to hedge their risks with respect to outstanding Indebtedness of Borrowers and not for speculative or investment purposes;

(j) unsecured unfunded obligations under Pension Plans, or any Plan to the extent such amounts are permitted to remain unfunded under applicable law;

(k) Indebtedness with respect to customer advances or prepayments made in the Ordinary Course of Business as determined in accordance with GAAP; and

(l) Other unsecured Indebtedness not in excess of Three Hundred Million and 00/100 Dollars ($300,000,000.00) at any time.

8.             Section 2.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

2.1       Revolving Advances.

(a)         Amount of Revolving Advances. Subject to the terms and conditions set forth in this Agreement specifically including Section 2.1(b), each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender’s Revolving Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount, less the outstanding amount of Swing Loans, less the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit or (y) an amount equal to the sum of:

(i)        (A) the sum of, (1) with respect to Designated Customers, up to ninety percent (90%) (the “Designated Customers Receivables Advance Rate”) of Eligible Receivables, plus (2) with respect to all other Customers (other than Designated Customers), up to eighty-five percent (85%) (the “Non-Designated Customers Receivables Advance Rate”) of Eligible Receivables, plus

(ii)         the least of (A) up to seventy-five percent (75%) of the Eligible Inventory valued at the lower of cost or market value determined on a first-in-first-out basis, (the “Inventory Advance Rate”), and (B) up to eighty-five percent (85%) of the appraised net orderly liquidation value of Eligible Inventory (as evidenced by an Inventory appraisal satisfactory to Agent in its sole discretion exercised in good faith) (the “Inventory NOLV Advance Rate”, together with the Inventory Advance Rate, the Designated Customers Receivables Advance Rate and the Non-Designated Customers Receivables Advance Rate, collectively, the “Advance Rates”), minus

(iii)        the aggregate Maximum Undrawn Amount of all outstanding Letters of Credit, minus

(iv)        the Term Loan Reserve, minus

(v)        such other reserves as Agent may deem proper and necessary from time to time in its Permitted Discretion.

The amount equal to the difference between (x) the sum of Section 2.1(a)(y)(i) and Section 2.1(a)(y)(ii) minus (y) the sum of Section 2.1(a)(y)(iii), Section 2.1(a)(y)(iv) and Section 2.1(a)(y)(v) at any time and from time to time shall be referred to as the “Formula Amount”. The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the “Revolving Credit Notes”) substantially in the form attached hereto as Exhibit 2.1(a). Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the outstanding aggregate principal amount of Swing Loans and the Revolving Advances at any one time outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit or (ii) the Formula Amount.

9.             The last sentence of clause (b) of Section 2.2 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

After giving effect to each requested LIBOR Rate Loan, including those which are converted from a Domestic Rate Loan under Section 2.2(e), there shall not be outstanding more than seven (7) LIBOR Rate Loans (including one (1) LIBOR Rate Loan with respect to the Term Loan) in the aggregate (provided that if there are outstanding Domestic Rate Loans hereunder, there shall not be outstanding more than six (6) LIBOR Rate Loans in the aggregate (including one (1) LIBOR Rate Loan with respect to the Term Loan)).

10.           Section 2.3 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

2.3 Term Loan.

(a)         Subject to the terms and conditions of this Agreement, each applicable Lender holding a Term Loan Commitment, severally and not jointly, will make a term loan in Dollars to Borrowers in the amount equal to such Lender’s Term Loan Commitment Percentage of One Hundred Million and 00/100 Dollars ($100,000,000.00) (the “Term Loan”). The Term Loan shall be advanced on the First Amendment Closing Date and shall be, with respect to principal and subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement, payable in one (1) payment of all unpaid principal, accrued and unpaid interest and all unpaid fees and expenses due and payable on the Term Loan Maturity Date; provided, however, that repayment of the Term Loan shall be subject to the terms and provisions of Section 6.10(c) hereof. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.3(a). The Term Loan may consist of a Domestic Rate Loan or a LIBOR Rate Loan, as the Borrowing Agent may request; and in the event the Borrowers desire to obtain or extend the Term Loan as a LIBOR Rate Loan or to convert the Term Loan from a Domestic Rate Loan to a LIBOR Rate Loan, the Borrowing Agent shall comply with the notification requirements set forth in Section 2.2(b) and/or (e) and the provisions of Sections 2.2(b) through (h) shall apply.

(b)         Right to Prepay the Term Loan. On and after May 13, 2017, The Borrowers shall have the right at their option and so long as the terms and provisions of Section 6.10(c) are satisfied, on a one-time only basis, to prepay the Term Loan in whole without premium or penalty (except as provided in Section 2.2(f), Section 2.2(g), Section 3.7, and Section 3.8, hereof). Whenever the Borrower desires to prepay the Term Loan, it shall provide a prepayment notice to the Agent by 1:00 p.m. at least three (3) Business Days prior to the date of prepayment of the Term Loan, setting forth the date, which shall be a Business Day on or after May 13, 2017, on which the proposed prepayment is to be made. The prepayment notice shall be irrevocable. The outstanding principal amount of the Term Loan, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made.

11.         Clause (a) of Section 2.8 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(a)         The Revolving Advances and Swing Loans shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section 2.3. Notwithstanding the foregoing, all Advances shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement. Each payment (including each prepayment) by any Borrower on account of the principal of and interest on the Advances shall be applied, first to the outstanding Swing Loans and next, pro rata according to the applicable Revolving Commitment Percentages of Lenders, to the outstanding Revolving Advances (subject to any contrary provisions of Section 2.22).

12.         Clause (c) of Section 2.22 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(c)         A Defaulting Lender shall not be entitled to give instructions to Agent or to approve, disapprove, consent to or vote on any matters relating to this Agreement and the Other Documents, and all amendments, waivers and other modifications of this Agreement and the Other Documents may be made without regard to a Defaulting Lender and, for purposes of the definition of “Required Lenders” and “Supermajority Lenders”, a Defaulting Lender shall not be deemed to be a Lender, to have any outstanding Advances or a Revolving Commitment Percentage or Term Loan Commitment Percentage, provided, that this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification described in clauses (i) or (ii) of Section 16.2(b).

13.         Section 3.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

3.1       Interest. Interest on Advances shall be payable quarterly in arrears on the first day of each fiscal quarter with respect to Domestic Rate Loans and, with respect to LIBOR Rate Loans, at (a) the end of each Interest Period, and (b) for LIBOR Rate Loans with an Interest Period in excess of three months, at the end of each three month period during such Interest Period, provided further that all accrued and unpaid interest shall be due and payable at the end of the Term. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to (i) with respect to Revolving Advances, the applicable Revolving Interest Rate, (ii) with respect to Swing Loans, either the Revolving Interest Rate for Domestic Rate Loans or the Daily LIBOR Rate, as applicable, and (iii) with respect to the Term Loan, the Term Loan Rate. Except as expressly provided otherwise in this Agreement, any Obligations other than the Advances that are not paid when due shall accrue interest at the Revolving Interest Rate for Domestic Rate Loans, subject to the provision of the final sentence of this Section 3.1 regarding the Default Rate. Whenever, subsequent to the date of this Agreement, the Alternate Base Rate and/or the Daily LIBOR Rate, as applicable, is increased or decreased, the applicable Contract Rate for Domestic Rate Loans and/or Daily LIBOR Rate Loans, as applicable, shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate and/or the Daily LIBOR Rate, as applicable, during the time such change or changes remain in effect. The LIBOR Rate shall be adjusted with respect to LIBOR Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Agent or at the direction of Required Lenders (or, in the case of any Event of Default under Section 10.7, immediately and automatically upon the occurrence of any such Event of Default without the requirement of any affirmative action by any party), the Obligations shall bear interest at a rate per annum equal to the Alternate Base Rate plus: (i) with respect to the Revolving Credit Loans and Swing Loans, if any, the Applicable Margin applicable to Level III Domestic Rate Loans plus an additional two percent (2%) per annum; and (ii) with respect to the Term Loan, the Applicable Margin with respect to the Term Loan plus an additional two percent (2%) per annum (the foregoing, as applicable, the “Default Rate”).

14.         Section 3.3 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

3.3        Facility Fee. The Borrowers shall pay to Agent, for the ratable benefit of Lenders holding the Revolving Commitments based on their Revolving Commitment Percentages, a fee at a rate equal to: (i) thirty-seven and one-half of one basis points (.375%) multiplied by the Average Undrawn Availability for the most recently ended fiscal quarter, if the amount by which the Maximum Revolving Advance Amount exceeds the Average Undrawn Availability for such fiscal quarter is equal to or greater than fifty percent (50%); or (ii) twenty-five basis points (0.25%) multiplied by the Average Undrawn Availability for the most recently ended fiscal quarter, if the amount by which the Maximum Revolving Advance Amount exceeds the Average Undrawn Availability for such fiscal quarter is less than fifty percent (50%) (the “Facility Fee”). Such Facility Fee shall be payable to Agent in arrears on the first day of each fiscal quarter with respect to the previous fiscal quarter and on the earlier of (i) the termination of this Agreement or (ii) the last day of the Term.

15.         Section 3.11 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

3.11        Replacement of Lenders. If any Lender (an “Affected Lender”) (a) makes demand upon Borrowers for (or if Borrowers are otherwise required to pay) amounts pursuant to Section 3.7 or 3.9 hereof, (b) is unable to make or maintain LIBOR Rate Loans as a result of a condition described in Section 2.2(h) hereof, (c) is a Defaulting Lender, or (d) denies any consent requested by the Agent pursuant to Section 16.2(b) hereof, Borrowers may, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing Borrowers to be required to pay such compensation or causing Section 2.2(h) hereof to be applicable), or such Lender becoming a Defaulting Lender or denial of a request by Agent pursuant to Section 16.2(b) hereof, as the case may be, by notice in writing to the Agent and such Affected Lender (i) request the Affected Lender to cooperate with Borrowers in obtaining a replacement Lender satisfactory to Agent and Borrowers (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Advances and its Revolving Commitment Percentage and Term Loan Commitment Percentages, as applicable, as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender subject to approval by Agent in its good faith business judgment. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Advances and its Revolving Commitment Percentage and Term Loan Commitment, as applicable, then such Affected Lender shall assign, in accordance with Section 16.3 hereof, all of its Advances and its Revolving Commitment Percentage and Term Loan Commitment, as applicable, and other rights and obligations under this Loan Agreement and the Other Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender.

16.         Section 6.10 of the Credit Agreement is hereby amended to insert as a new subpart (c) the following:

(c)       Term Loan Minimum Liquidity. After giving proforma effect to any prepayment or payment of the Term Loan in accordance with the terms and provisions of this Agreement, the Borrowers’ Liquidity shall not be less than Two Hundred Million and 00/100 Dollars ($200,000,000.00); provided that such Liquidity shall be comprised of Undrawn Availability of not less than: (i) if, after giving proforma effect to any such prepayment or payment, the Loan Parties demonstrate a proforma Fixed Charge Coverage Ratio of greater than or equal to 1.00 to 1.00, One Hundred Million and 00/100 Dollars ($100,000,000.00); or (ii) if, after giving proforma effect to any such prepayment or payment, the Loan Parties demonstrate a proforma Fixed Charge Coverage Ratio of less than 1.00 to 1.00, One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00).

17.         Section 7.15 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

7.15       Amendment of Organizational Documents. (i) Change its legal name, (ii) change its form of legal entity (e.g., converting from a corporation to a limited liability company or vice versa), (iii) change its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction, or (iv) except for a one-time only change to ATI’s certificate of incorporation and bylaws to allow for the entire board of directors to be elected annually rather than on a rolling one-third basis annually, otherwise amend, modify or waive any material term or material provision of its Organizational Documents unless required by law, in any such case without (x) giving at least five (5) days prior written notice of such intended change to Agent, (y)

having received from Agent confirmation that Agent has taken all steps necessary for Agent to continue the perfection of and protect the enforceability and priority of its Liens in the Collateral belonging to such Loan Party and in the Equity Interests of such Loan Party and (z) in any case under clause (iv), having received the prior written consent of Agent and Required Lenders to such amendment, modification or waiver.

18.         Section 9.8 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

9.8         Monthly and Quarterly Financial Statements. (a) Furnish Agent and Lenders within forty-five (45) days after the end of each fiscal quarter, an unaudited balance sheet of ATI and its Subsidiaries and unaudited statements of income, retained earnings and stockholders’ equity and cash flow of ATI and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such quarter and for such quarter, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the Loan Parties’ business operations and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The reports shall be accompanied by a Compliance Certificate from an Authorized Officer of ATI which shall include, among other things, reasonably detailed calculations of the Fixed Charge Coverage Ratio as of the end of each fiscal quarter (regardless of whether a Trigger Event has occurred and is continuing), in each case for the four (4) consecutive fiscal quarters then ending; and

(b)         Furnish Agent and Lenders within twenty-five (25) days after the end of each of the first (1st) two (2) months in each fiscal quarter, an unaudited balance sheet of ATI and its Subsidiaries and unaudited statements of income and cash flow of ATI and its Subsidiaries on a consolidated basis reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the Loan Parties’ business operations and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

Information required to be delivered pursuant to Sections 9.7 and 9.8 above, shall be deemed to have been delivered to the Agent and each Lender on the date on which such information is available on the website of the SEC at http://www.sec.gov without charge (to the extent such information has been posted or is available as described in such notice).

19.         Section 11.5 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

11.5     Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Agent on account of the Obligations (including without limitation any amounts on account of any of Commodity Hedge Liabilities, Hedge Liabilities and any Other Lender Provided Financial Service Product Liabilities), or in respect of the Collateral shall be paid over or delivered as follows:

FIRST, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Agent in its capacity as such, the Issuer in its capacity as such and PNC in its capacity as a lender of Swing Loans, ratably among the Agent, the Issuer and PNC (as the lender of Swing Loans) in proportion to the respective amounts described in this clause First payable to them;

SECOND, to the payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under this Agreement and the Other Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

THIRD, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans (other than the Term Loan) and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

FOURTH, to the payment of that portion of the Obligations constituting unpaid principal of the Loans (other than the Term Loan) and Reimbursement Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them and payment to the Agent for the account of the Issuer, to cash collateralize any undrawn amounts under outstanding Letters of Credit;

FIFTH, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loan, among the applicable Lenders ratably based on each such Lender’s Term Loan Commitment Percentage in proportion to the respective amounts described in this clause Fifth payable to them;

SIXTH, to the payment of that portion of the Obligations constituting unpaid principal of the Term Loan, among the applicable Lenders ratably based on each such Lender’s Term Loan Commitment Percentage in proportion to the respective amounts described in this clause Sixth payable to them;

SEVENTH, to the payment obligations then owing under Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges, Lender Provided Commodity Hedges, and Other Lender Provided Financial Service Products, ratably among the Lenders, the Issuer, and the Lenders or Affiliates of Lenders which provide Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges, Lender Provided Commodity Hedges, and Other Lender Provided Financial Service Products, in proportion to the respective amounts described in this clause Fifth held by them; and

LAST, the balance, if any, to the Loan Parties or as required by Law.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive (so long as it is not a Defaulting Lender) an amount equal to its pro rata share (based on the proportion that the then outstanding Advances, Commodity Hedge Liabilities, Hedge Liabilities and any Other Lender Provided Financial Service Product Liabilities held by such Lender bears to the aggregate then outstanding Advances, Commodity Hedge Liabilities, Hedge Liabilities and any Other Lender Provided Financial Service Product Liabilities) of amounts available to be applied pursuant to this Section 11.5; and (iii) notwithstanding anything to the contrary in this Section 11.5, no Swap Obligations of any Non-Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty (including sums received as a result of the exercise of remedies with respect to such Guaranty) or from the proceeds of such Non-Qualifying Party’s Collateral if such Swap Obligations would constitute Excluded Hedge Liabilities, provided, however, that to the extent possible appropriate adjustments shall be made with respect to payments and/or the proceeds of Collateral from other Borrowers and/or Guarantors that are Eligible Contract Participants with respect to such Swap Obligations to preserve the allocation to Obligations otherwise set forth above in this Section 11.5.

20.         Clause (b) of Section 16.2 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(b)         Required Lenders, Agent with the consent in writing of Required Lenders, and Loan Parties may, subject to the provisions of this Section 16.2(b), from time to time enter into written supplemental agreements to this Agreement or the Other Documents executed by Loan Parties, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Loan Parties thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall:

(i)         increase the Revolving Commitment Percentage, Revolving Commitment Amount or Term Loan Commitment Percentage, as applicable, of any Lender without the consent of such Lender;

(ii)       whether or not any Advances are outstanding, extend the Term, the Term Loan Maturity Date or the time for payment of principal or interest of any Advance (excluding the due date of any mandatory prepayment of an Advance), or any fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Advances or reduce any fee payable to any Lender, without the consent of each Lender directly affected thereby (except that Required Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 or of default rates of Letter of Credit fees under Section 3.2 (unless imposed by Agent));

(iii)       alter the definition of the term Required Lenders or alter, amend or modify this Section 16.2(b) or any other provision hereof relating to the pro rata treatment of the Lenders without the consent of all Lenders;

(iv)       alter the definition of the term Supermajority Lenders without the consent of all Lenders holding a Revolving Commitment;

(v)       alter, amend or modify the provisions of Section 11.5 without the consent of all Lenders;

(vi)       release any Collateral during any calendar year (other than in connection with a disposition of such Collateral permitted under Section 7.1 or otherwise in accordance with the provisions of this Agreement) having an aggregate value in excess of Twenty Million and 00/100 Dollars ($20,000,000.00) without consent of all Lenders (other than in connection with a disposition of such Collateral permitted under Section 7.1 or otherwise in accordance with the provisions of this Agreement);

(vii)       change the rights and duties of Agent without the consent of all Lenders;

(viii)       subject to clause (e) below, permit any Revolving Advance to be made if, after giving effect thereto, the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than sixty (60) consecutive Business Days or exceed one hundred and ten percent (110%) of the Formula Amount without the consent of all Lenders holding a Revolving Commitment;

(ix)       increase the Advance Rates above the Advance Rates in effect on the Closing Date or change any of the other definitions used in the calculation of the Formula Amount in a manner that could increase the availability of any Revolving Advances under Section 2.1 without the consent of the Supermajority Lenders; provided that the use by the Agent of its Permitted Discretion to make adjustments to eligibility criteria or to impose or remove reserves, in each case in accordance with the terms of this Agreement, shall not require the consent of any Lender;

(x)       alter the definition of the term Required Revolving Lenders or alter, amend, modify or waive any term or provision of Section 2.3(b), Section 8.2 and/or Section 16.2, as the same are in effect on the First Amendment Closing Date, without the consent of the Required Revolving Lenders; or

(xi)       release any Guarantor or Borrower without the consent of all Lenders except any Guarantor or Borrower, the ownership interests of which are sold or otherwise disposed of or transferred to Persons other than Loan Parties or Subsidiaries of Loan Parties in a transaction permitted under Section 7.1.

21.         Clauses (c) and (d) of Section 16.3 of the Credit Agreement are hereby deleted in their entirety and in their stead are inserted the following:

(c)        Any Lender, with the consent of Agent, may sell, assign or transfer all or any part of its rights and obligations under or relating to Revolving Advances and/or the Term Loan under this Agreement and the Other Documents to one or more additional

Persons and one or more additional Persons may commit to make Advances hereunder (each a “Purchasing Lender”), in minimum amounts of not less than Five Million and 00/100 Dollars ($5,000,000.00), pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Revolving Commitment Percentage and/or Term Loan Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages and/or Term Loan Commitment Percentages, as applicable, arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Loan Party hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Revolving Commitment Percentages and/or Term Loan Commitment Percentages, as applicable, arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents.

(d)       Any Lender, with the consent of Agent which shall not be unreasonably withheld or delayed, may directly or indirectly sell, assign or transfer all or any portion of its rights and obligations under or relating to Revolving Advances and/or the Term Loan under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a “Purchasing CLO” and together with each Participant and Purchasing Lender, each a “Transferee” and collectively the “Transferees”), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being assigned (“Modified Commitment Transfer Supplement”), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Agent as appropriate and delivered to Agent for recording. Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose. Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO.

22.         Exhibit 2.2(b) to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit 2.2(b) to the Credit Agreement attached hereto and made a part hereof.

23.         The Credit Agreement is hereby amended by inserting a new Exhibit 2.3(a) attached hereto and made a part hereof.

24.         The provisions of Section 3, Section 4, Section 7, Section 17, Section 18 and Section 22 of this First Amendment shall not become effective until the Agent shall have received:

(a)         this First Amendment, duly executed by the Borrowers, the Guarantors, the Required Lenders and the Agent;

(b)         the documents and conditions listed in the Preliminary Closing Agenda attached hereto and made a part hereof as Exhibit A;

(c)         payment of all fees and expenses owed to the Agent, and the Agent’s counsel in connection with this First Amendment and the Credit Agreement (including, without limitation, any such fees and expenses payable pursuant to any fee letter entered into between the Borrowers and the Agent in connection herewith); and

(d)         such other documents in connection with such transactions as the Agent or said counsel may reasonably request.

25.         The provisions of Section 2, Section 5, Section 6, Sections 8 through 16, Sections 19 through 21 and Section 23 of this First Amendment shall not become effective until the Agent shall have received:

(a)         this First Amendment, duly executed by the Borrowers, the Guarantors, the Lenders and the Agent;

(b)         the documents and conditions listed in the Preliminary Closing Agenda attached hereto and made a part hereof as Exhibit A;

(c)         payment of all fees and expenses owed to the Agent, and the Agent’s counsel in connection with this First Amendment and the Credit Agreement (including, without limitation, any such fees and expenses payable pursuant to any fee letter entered into between the Borrowers and the Agent in connection herewith); and

(d)         such other documents in connection with such transactions as the Agent or said counsel may reasonably request.

26.         Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

27.         Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which secured the Obligations immediately prior to the entering into of this First Amendment continues to secure the Obligations.

28.         Each Loan Party represents and warrants to the Agent and each of the Lenders as follows: (i) such Loan Party has the full power to enter into, execute, deliver and carry out this First Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this First Amendment by such Loan Party nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate or articles of incorporation, bylaws or other organizational documents of such Loan Party or (b) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which such Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of such Loan Party, and (iii) this First Amendment has been duly and validly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this First Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance and general concepts of equity.

29.         Each Loan Party represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or observance of any provision hereof or any transaction completed hereby, and (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Credit Agreement or pursuant to this First Amendment.

30.         Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

31.         The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Lenders under the Credit Agreement or any Other Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document in similar or different circumstances. This First Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This First Amendment amends the Credit Agreement and is not a novation thereof. Nothing expressed or implied in this First Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Borrower or any Guarantor under the Credit Agreement or any Other Document from any of its obligations and liabilities thereunder.

32.         This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

33.         This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or relating to this First Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this First Amendment on the day and year first above written.

BORROWERS:

WITNESS/ATTEST:	OREGON METALLURGICAL, LLC, an Oregon limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TDY INDUSTRIES, LLC, a California limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company By: Oregon Metallurgical, LLC, its Sole Manager

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TITANIUM WIRE CORPORATION, a Pennsylvania corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ENVIRONMENTAL, INC., a California corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI TITANIUM LLC, a Delaware limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy President

WITNESS/ATTEST:	ATI LADISH LLC, a Wisconsin limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

WITNESS/ATTEST:	VALLEY MACHINING, INC., a Wisconsin corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

WITNESS/ATTEST:	ATI LADISH MACHINING, INC., a Nevada corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BORROWERS (Continued)

WITNESS/ATTEST:	CHEN-TECH INDUSTRIES, INC., a Nevada corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

WITNESS/ATTEST:	PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

WITNESS/ATTEST:	ATI POWDER METALS LLC, a Pennsylvania limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

WITNESS/ATTEST:	ATI CAST PRODUCTS SALEM OPERATIONS, LLC, a Delaware limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS:

WITNESS/ATTEST:	ATI FUNDING CORPORATION, a Delaware corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Rose Marie Manley Rose Marie Manley President

WITNESS/ATTEST:	TDY HOLDINGS, LLC, a Delaware limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Rose Marie Manley Rose Marie Manley President

WITNESS/ATTEST:	ATI OPERATING HOLDINGS, LLC, a Delaware limited liability company

/s/ M.P. Earnest	By: Name: Title:	/s/ Patrick J. DeCourcy Patrick J. DeCourcy President

WITNESS/ATTEST:	ATI PROPERTIES, INC., a Delaware corporation

/s/ M.P. Earnest	By: Name: Title:	/s/ Elliot S. Davis Elliot S. Davis Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	ALC FUNDING CORPORATION, a Delaware corporation

/s/ M.P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Senior Vice President

WITNESS/ATTEST:	ATI CANADA HOLDINGS, INC., a Delaware corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC., a California corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	AII INVESTMENT CORP., a Delaware corporation

/s/ M.P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS/ATTEST:	ATI ALLEGHENY LUDLUM, INC., a Massachusetts corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TI OREGON, INC., an Oregon corporation

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	JESSOP STEEL, LLC, a Pennsylvania limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

GUARANTORS (Continued):

WITNESS/ATTEST:	JEWEL ACQUISITION, LLC, a Delaware limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	AII ACQUISITION, LLC, a Pennsylvania limited liability company

/s/ M.P. Earnest	By:	/s/ Patrick J. DeCourcy
	Name:	Patrick J. DeCourcy
	Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, As Lender and as Agent

By:	/s/ Douglas Hoffman
Name:	Douglas Hoffman
Title:	Vice President

Three PNC Plaza, Sixth Floor 225 Fifth Avenue Pittsburgh, PA 15222

Revolving Commitment Percentage: 21.2500000000% Revolving Commitment Amount $85,000,000.00

Term Loan Commitment Percentage: 63.75% Term Loan Commitment Amount $63,750,000.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Kevin W. Corcoran V.P.
Name:	Kevin W. Corcoran
Title:	Vice President

Four Penn Center, 1600 JFK Blvd. Philadelphia, PA 19103 Attention: Kevin W. Corcoran, Vice President; AB Sr. Portfolio Specialist

Revolving Commitment Percentage: 16.2500000000% Revolving Commitment Amount $65,000,000.00

Term Loan Commitment Percentage: 16.25% Term Loan Commitment Amount $16,250,000.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

CITIBANK, N.A.

By:	/s/ Brendan Mackay
Name:	Brendan Mackay
Title:	Director

390 Greenwich St. New York, NY 10013

Revolving Commitment Percentage: 12.5000000000% Revolving Commitment Amount $50,000,000.00

Term Loan Commitment Percentage: 20.0% Term Loan Commitment Amount $20,000,000.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Juan J. Javellanna
Name:	Juan J. Javellana
Title:	Executive Director

383 Madison Avenue, Floor 24 New York, NY 10179

Revolving Commitment Percentage: 10.0000000000% Revolving Commitment Amount $40,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

MUFG UNION BANK, N.A.

By:	/s/ Ryan Bannan
Name:	Ryan Bannan
Title:	Vice President

445 South Figueroa Street Los Angeles, CA 90071

Revolving Commitment Percentage: 10.0000000000% Revolving Commitment Amount $40,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

THE BANK OF NEW YORK MELLON

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

500 Grant Street, 36th Floor Pittsburgh, PA 15258-0001

Revolving Commitment Percentage: 8.7500000000% Revolving Commitment Amount $35,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meler
Name:	Lorenz Meler
Title:	Authorized Signatory

Eleven Madison Avenue
New York, NY 10010

Revolving Commitment Percentage: 8.7500000000% Revolving Commitment Amount $35,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John Nocita
Name:	John Nocita
Title:	Senior Vice President

2450 Colorado Ave., Suite 3000 West Santa Monica, CA 90404

Revolving Commitment Percentage: 8.7500000000% Revolving Commitment Amount $35,000,000.00

Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT]

HSBC Bank, USA, N.A.

By:	/s/ Ross Graney
Name:	Ross Graney
Title:	AVP

425 Fifth Avenue New York, NY 10018 Attention: Steven Alves

Revolving Commitment Percentage: 3.7500000000% Revolving Commitment Amount $15,000,000.00 Term Loan Commitment Percentage: 0.00% Term Loan Commitment Amount $0.00

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9 day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy, who acknowledged himself to be the Executive Vice President of Oregon Metallurgical, LLC, an Oregon limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Allegheny Ludlum, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of TDY Industries, LLC, a California limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Oregon Metallurgical, LLC, the Sole Manager of International Hearth Melting, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Precision Finishing, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Titanium Wire Corporation, a Pennsylvania corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Environmental, Inc., a California corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Titanium, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Flowform, Products, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Ladish LLC, a Wisconsin limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Valley Machining, Inc., a Wisconsin corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Ladish Machining, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Chen-Tech Industries, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Pacific Cast Technologies, Inc., a Nevada corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
Notarial Seal Mary A. Vogel, Notary Public City of Pittsburgh, Allegheny County My Commission Expires Aug. 23, 2017	Notary Public
MEMBER, PENNSYLVANIA ASSOCIATION OF NOTARIES

My Commission Expires:
8/23/2017

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Powder Metals LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Cast Products Salem Operations, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 10th day of May, 2016, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of ATI Funding Corporation, a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 10th day of May, 2016, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of TDY Holdings, LLC, a Delaware limited liability company (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Operating Holdings, LLC (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 10th day of May, 2016, before me, a Notary Public, personally appeared Elliot S. Davis who acknowledged himself to be the Vice President of ATI Properties, Inc., a Delaware corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 10th day of May, 2016, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of ALC Funding Corporation, a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Senior Vice President of Allegheny Technologies Incorporated a Delaware corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of ATI Canada Holdings, Inc., a Delaware corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of Allegheny Technologies International, Inc., a California corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 10th day of May, 2016, before me, a Notary Public, personally appeared Rose Marie Manley who acknowledged herself to be the President of AII Investment Corp., a Delaware corporation (the “Company”), and that she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing her name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of ATI Allegheny Ludlum, Inc., a Massachusetts corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of TI Oregon, Inc., an Oregon corporation (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Jessop Steel, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the Executive Vice President of Jewel Acquisition, LLC, a Delaware limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY	)

On this, the 9th day of May, 2016, before me, a Notary Public, personally appeared Patrick J. DeCourcy who acknowledged himself to be the President of AII Acquisition, LLC, a Pennsylvania limited liability company (the “Company”), and that he, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

COMMONWEALTH OF PENNSYLVANIA	/s/ Mary A. Vogel
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REVOLVING CREDIT

AND

SECURITY AGREEMENT

by and among

OREGON METALLURGICAL, LLC,

ALLEGHENY LUDLUM, LLC,

TDY INDUSTRIES, LLC,

INTERNATIONAL HEARTH MELTING, LLC,

ATI PRECISION FINISHING, LLC,

TITANIUM WIRE CORPORATION,

ENVIRONMENTAL, INC.,

ATI TITANIUM LLC,

ATI FLOWFORM PRODUCTS, LLC,

ATI LADISH LLC,

VALLEY MACHINING, INC.,

ATI LADISH MACHINING, INC.,

CHEN-TECH INDUSTRIES, INC.,

PACIFIC CAST TECHNOLOGIES, INC.,

ATI POWDER METALS LLC and

ATI CAST PRODUCTS SALEM OPERATIONS, LLC,

as Borrowers,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Lender and Agent

BANK OF AMERICA N.A., as Co-Syndication Agent,

CITIBANK, N.A., as Co-Syndication Agent,

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent

MUFG UNION BANK, N.A., as Co-Syndication Agent,

BANK OF NEW YORK MELLON, as a Co-Managing Agent,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Co-Managing Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Managing Agent,

and

PNC CAPITAL MARKETS LLC,

as Sole Lead Arranger and Sole Bookrunner

Effective as of September 23, 2015

REVOLVING CREDIT CUSIP# 68589UAA7

TERM LOAN CUSIP# 87239NAA7

EXHIBIT A

Preliminary Closing Agenda

(See Attached)

PRELIMINARY CLOSING AGENDA

This preliminary closing agenda contains the documents to be delivered in connection with a first amendment to the credit facility provided to OREGON METALLURGICAL, LLC, an Oregon limited liability company (“Oremet”), ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company (“Ludlum”), TDY INDUSTRIES, LLC, a California limited liability company (“TDY”), INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company (“Hearth Melting”), ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company (“Precision Finishing”), TITANIUM WIRE CORPORATION, a Pennsylvania corporation (“Titanium Wire”), ENVIRONMENTAL, INC., a California corporation (“Environmental”), ATI TITANIUM LLC, a Delaware limited liability company (“ATI Titanium”), ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company (“ATI Flowform”), ATI LADISH LLC, a Wisconsin limited liability company (“ATI Ladish”), VALLEY MACHINING, INC., a Wisconsin corporation (“Valley”), ATI LADISH MACHINING, INC., a Nevada corporation (“ATI Ladish Machining”), CHEN-TECH INDUSTRIES, INC., a Nevada corporation (“Chen-Tech”), PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation (“Pacific Cast”), ATI POWDER METALS LLC, a Pennsylvania limited liability company (“ATI Powder”), and ATI CAST PRODUCTS SALEM OPERATIONS, LLC (“ATI Cast Products”), a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”), by PNC BANK, NATIONAL ASSOCIATION (“PNC”), and various other financial institutions from time to time (PNC and such other financial institutions are each, a “Lender” and collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Agent”) and PNC CAPITAL MARKETS LLC, a Pennsylvania limited liability company, as Sole Lead Arranger and Sole Bookruner.

No.	LOAN DOCUMENTS		Responsible Party	Status
1.	First Amendment to Revolving Credit and Security Agreement, by and among the Borrowers, ALLEGHENY TECHNOLOGIES INCORPORATED, a Delaware corporation (“Allegheny Technologies”), ATI FUNDING CORPORATION, a Delaware corporation (“ATI Funding”), and ATI OPERATING HOLDINGS, LLC, a Delaware limited liability company (“ATI Operating Holdings”), TDY HOLDINGS, LLC, a Delaware limited liability company (“TDY Holdings”), ATI PROPERTIES, INC., a Delaware corporation (“ATI Properties”), ALC FUNDING CORPORATION, a Delaware corporation (“ALC Funding”), ATI CANADA HOLDINGS, INC., a Delaware corporation (“ATI Canada”), ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC., a California corporation (“Allegheny Technologies International”), AII INVESTMENT CORP., a Delaware corporation (“AII Investment”), ATI ALLEGHENY LUDLUM, INC., a Massachusetts corporation (“ATI Allegheny Ludlum”), TI OREGON, INC., an Oregon corporation (“TI Oregon”), JESSOP STEEL, LLC, a Pennsylvania limited liability company (“Jessop”), JEWEL ACQUISITION, LLC, a Delaware limited liability company (“Jewel”) and AII ACQUISITION, LLC, a Pennsylvania limited liability company (“AII Acquisition”) (Allegheny Technologies, ATI Funding, ATI Operating Holdings, TDY Holdings, ATI Properties, ALC Funding, ATI Canada, Allegheny Technologies International, AII Investment, ATI Allegheny Ludlum, TI Oregon, Jessop, Jewel and AII Acquisition are each a “Guarantor” and collectively, the “Guarantors”) (the Borrowers and the Guarantors are each individually, a “Loan Party” and collectively, the “Loan Parties”), the Lenders and the Agent (the “First Amendment”).		Agent

2.	New/Revised Schedules to the Credit Agreement (as necessary and appropriate):

3.	Exhibits to the Credit Agreement:

	a.	Exhibit 2.2(b) – Loan Request	Agent

	b.	Exhibit 2.3(a) – Term Note.	Agent

4.	Term Note, made by the Borrowers to PNC in the principal amount of Sixty-Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($63,750,000.00).	Agent

5.	Term Note, made by the Borrowers to CITIBANK, N.A. in the principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00).	Agent

6.	Term Note, made by the Borrowers to BANK OF AMERICA, N.A. in the principal amount of Sixteen Million Two Hundred Fifty Thousand and 00/100 Dollars ($16,250,000.00).	Agent

ORGANIZATIONAL DOCUMENTS Oremet

7.	Good Standing Certificate of Oremet from the Department of State of the State of Oregon.	Borrowers

8.	Certificate of the Secretary of Oremet as to (i) resolutions of its Board of Directors authorizing Oremet to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Operating Agreement.	Borrowers

Ludlum

9.	Good Standing Certificate of Ludlum from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

10.	Certificate of the Secretary of Ludlum as to (i) resolutions of its Board of Directors authorizing Ludlum to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

TDY

11.	Good Standing Certificate of TDY from the Department of State of the State of California.	Borrowers

12.	Certificate of the Secretary of TDY as to (i) resolutions of its Board of Directors authorizing TDY to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Limited Liability Company Agreement.	Borrowers

Hearth Melting

13.	Good Standing Certificate of Hearth Melting from the Department of State of the State of Oregon.	Borrowers

14.	Certificate of the Secretary of Hearth Melting as to (i) resolutions of its Managing Member authorizing Hearth Melting to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Operating Agreement.	Borrowers

Precision Finishing

15.	Good Standing Certificate of Precision Finishing from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

16.	Certificate of the Secretary of Precision Finishing as to (i) resolutions of its Managers authorizing Precision Finishing to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

Titanium Wire

17.	Good Standing Certificate of Titanium Wire from the Secretary of State of the Commonwealth of Pennsylvania.	Borrowers

18.	Certificate of the Secretary of Titanium Wire as to (i) resolutions of its Board of Directors authorizing Titanium Wire to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Environmental

19.	Good Standing Certificate of Environmental from the Department of State of the State of California.	Borrowers

20.	Certificate of the Secretary of Environmental as to (i) resolutions of its Board of Directors authorizing Environmental to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Titanium

21.	Long Form Good Standing Certificate of ATI Titanium from the Department of State of the State of Delaware.	Borrowers

22.	Certificate of the Secretary of ATI Titanium as to (i) resolutions of its Directors authorizing ATI Titanium to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Flowform

23.	Long Form Good Standing Certificate of ATI Flowform from the Department of State of the State of Delaware.	Borrowers

24.	Certificate of the Secretary of ATI Flowform as to (i) resolutions of its Board of Directors authorizing ATI Flowform to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Ladish

25.	Good Standing Certificate of ATI Ladish from the Department of State of the State of Wisconsin.	Borrowers

26.	Certificate of the Secretary of ATI Ladish as to (i) resolutions of its Board of Directors authorizing ATI Ladish to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Organization or Limited Liability Company Agreement.	Borrowers

Valley

27.	Good Standing Certificate of Valley from the Department of State of the State of Wisconsin.	Borrowers

28.	Certificate of the Secretary of Valley as to (i) resolutions of its Board of Directors authorizing Valley to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Ladish Machining

29.	Good Standing Certificate of ATI Ladish Machining from the Department of State of the State of Nevada.	Borrowers

30.	Certificate of the Secretary of ATI Ladish Machining as to (i) resolutions of its Board of Directors authorizing ATI Ladish Machining to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Chen-Tech

31.	Good Standing Certificate of Chen-Tech from the Department of State of the State of Nevada.	Borrowers

32.	Certificate of the Secretary of Chen-Tech as to (i) resolutions of its Board of Directors authorizing Chen-Tech to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Pacific Cast

33.	Good Standing Certificate of Pacific Cast from the Department of State of the State of Nevada.	Borrowers

34.	Certificate of the Secretary of Pacific Cast as to (i) resolutions of its Board of Directors authorizing Pacific Cast to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Powder

35.	Good Standing Certificate of ATI Powder from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

36.	Certificate of the Secretary of ATI Powder as to (i) resolutions of its Managing Member authorizing ATI Powder to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

ATI Cast Products

37.	Long Form Good Standing Certificate of ATI Cast Products from the Department of State of the State of Delaware.	Borrowers

38.	Certificate of the Secretary of ATI Cast Products as to (i) resolutions of its Board of Directors authorizing ATI Cast Products to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Funding

39.	Long Form Good Standing Certificate of ATI Funding from the Department of State of the State of Delaware.	Borrowers

40.	Certificate of the Secretary of ATI Funding as to (i) resolutions of its Board of Directors authorizing ATI Funding to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

TDY Holdings

41.	Long Form Good Standing Certificate of TDY Holdings from the Department of State of the State of Delaware.	Borrowers

42.	Certificate of the Secretary of TDY Holdings as to (i) resolutions of its Managers authorizing TDY Holdings to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Operating Holdings

43.	Long Form Good Standing Certificate of ATI Operating Holdings from the Department of State of the State of Delaware.	Borrowers

44.	Certificate of the Secretary of ATI Operating Holdings as to (i) resolutions of its Directors authorizing ATI Operating Holdings to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

ATI Properties

45.	Long Form Good Standing Certificate of ATI Properties from the Department of State of the State of Delaware.	Borrowers

46.	Certificate of the Secretary of ATI Properties as to (i) resolutions of its Board of Directors authorizing ATI Properties to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ALC Funding

47.	Long Form Good Standing Certificate of ALC Funding from the Department of State of the State of Delaware.	Borrowers

48.	Certificate of the Secretary of ALC Funding as to (i) resolutions of its Board of Directors authorizing ALC Funding to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Allegheny Technologies

49.	Long Form Good Standing Certificate of Allegheny Technologies from the Department of State of the State of Delaware.	Borrowers

50.	Certificate of the Secretary of Allegheny Technologies as to (i) resolutions of its Board of Directors authorizing Allegheny Technologies to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Canada

51.	Long Form Good Standing Certificate of ATI Canada from the Department of State of the State of Delaware.	Borrowers

52.	Certificate of the Secretary of ATI Canada as to (i) resolutions of its Board of Directors authorizing ATI Canada to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Allegheny Technologies International

53.	Good Standing Certificate of Allegheny Technologies International from the Department of State of the State of California.	Borrowers

54.	Certificate of the Secretary of Allegheny Technologies International as to (i) resolutions of its Board of Directors authorizing Allegheny Technologies International to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

AII Investment

55.	Long Form Good Standing Certificate of AII Investment from the Department of State of the State of Delaware.	Borrowers

56.	Certificate of the Secretary of AII Investment as to (i) resolutions of its Board of Directors authorizing AII Investment to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

ATI Allegheny Ludlum

57.	Good Standing Certificate of ATI Allegheny Ludlum from the Department of State of the Commonwealth of Massachusetts.	Borrowers

58.	Certificate of the Secretary of ATI Allegheny Ludlum as to (i) resolutions of its Board of Directors authorizing ATI Allegheny Ludlum to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

TI Oregon

59.	Good Standing Certificate of TI Oregon from the Department of State of the State of Oregon.	Borrowers

60.	Certificate of the Secretary of TI Oregon as to (i) resolutions of its Board of Directors authorizing TI Oregon to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Articles of Incorporation or Bylaws.	Borrowers

Jessop

61.	Good Standing Certificate of Jessop from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

62.	Certificate of the Secretary of Jessop as to (i) resolutions of its Managers authorizing Jessop to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

Jewel

63.	Long Form Good Standing Certificate of Jewel from the Department of State of the State of Delaware.	Borrowers

64.	Certificate of the Secretary of Jewel as to (i) resolutions of its Directors authorizing Jewel to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Formation or Limited Liability Company Agreement.	Borrowers

AII Acquisition

65.	Good Standing Certificate of AII Acquisition from the Department of State of the Commonwealth of Pennsylvania.	Borrowers

66.	Certificate of the Secretary of AII Acquisition as to (i) resolutions of its Managers authorizing AII Acquisition to enter into the First Amendment and all related documents, (ii) incumbency, and (iii) no amendments to its Certificate of Organization or Limited Liability Company Agreement.	Borrowers

RELATED DOCUMENTS

67.	Opinion of Counsel to the Loan Parties in form and substance satisfactory to the Agent. (a) K&L Gates	Borrowers

68.	Amended and Restated Agent’s Fee Letter.	Agent

Exhibit 2.2(b)

FORM OF LOAN REQUEST

(See Attached)

EXHIBIT 2.2(b)

FORM OF

LOAN REQUEST

TO:

PNC Bank, National Association, as Agent

PNC Firstside Center

500 First Avenue, 4th Floor

Mail Stop: P7-PFSC-04-I

Pittsburgh, PA 15219

Telephone No.: (412) 762-6442

Telecopy No.: (412) 762-8672

Attention: Agency Services

FROM:

TDY Industries, LLC, a California limited liability company, as the Borrowing Agent (the “Borrowing Agent”) designated under that certain Credit Agreement (as it may be amended, restated, modified or supplemented, the “Agreement”), dated the 23rd day of September, 2015, by and among the Borrowing Agent, the other Borrowers, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as agent for the Lenders (in such capacity, the “Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Agreement.

Pursuant to Section 2.2 [Procedures for Requesting Revolving Advances; Procedures for Selection of Applicable Interest Rates for All Advances] of the Agreement, the Borrowers irrevocably request [check one box under 1(a) below and fill in blank space next to the box as appropriate]:

1.(a)	☐	New Revolving Advance OR

	☐	New Term Loan (applicable on First Amendment Closing Date only) OR

	☐	Conversion of a Domestic Rate Loan originally made on to a LIBOR Rate Loan, OR

	☐	Conversion of a LIBOR Rate Loan originally made on to a Domestic Rate Loan, OR

	☐	Renewal of a LIBOR Rate Loan originally made on .

SUCH NEW, RENEWED, OR CONVERTED LOAN SHALL BEAR INTEREST:

[Check one box under 1(b) below and fill in blank spaces in line next to box]:

1.(b)(i) ☐	At the Alternate Base Rate. Such Loan shall have a borrowing date of (Borrower may notify Agent prior to 1:00 p.m. Pittsburgh time on a Business Day of a Borrower’s request to incur, on that day, a Revolving Advance which shall bear interest at the Alternate Base Rate plus the Applicable Margin, or (ii) the last day of the preceding LIBOR Rate Interest Period if a LIBOR Rate Loan is being converted to a Domestic Rate Loan), OR

(ii) ☐	At the LIBOR Rate. Such Loan shall have a borrowing date of (which date shall be three (3) Business Days subsequent to the Business Day of receipt by the Agent by 1:00 p.m. Pittsburgh time of this Loan Request for making a new Revolving Advance which shall bear interest at the LIBOR Rate plus the Applicable Margin, for renewing a LIBOR Rate Loan, or for converting a Domestic Rate Loan to a LIBOR Rate Loan).

2.	Such Advance is in the principal amount of $ or the principal amount to be renewed or converted in $ [each LIBOR Rate Loan shall be in a minimum principal amount of Five Million and 00/100 Dollars ($5,000,000.00) and in increments of One Million and 00/100 Dollars ($1,000,000.00 or the maximum amount available].

2.	Such LIBOR Rate Loans shall have an Interest Period of months [one (1), two (2), three (3) or six (6) months].

As of the date hereof and the date of making of the above-requested Revolving Advance (and after giving effect thereto): the Loan Parties have performed and complied with all covenants and conditions of the Agreement; all of Loan Parties’ representations and warranties therein are true and correct (except representations and warranties which expressly relate solely to an earlier date or time); no Default or Event of Default has occurred and is continuing or shall exist except those that have been cured or waived; the making of such Advance shall not contravene any Law applicable to any Loan Party; and the aggregate principal amount of Swing Loans and Revolving Advances outstanding shall not exceed an amount equal to the lesser of (i) the Maximum Revolving Advance Amount less the Maximum Undrawn Amount of all outstanding Letters of Credit or (ii) the Formula Amount.

[INTENTIONALLY LEFT BLANK]

The undersigned certify to the Agent and the Lenders as to the accuracy of the foregoing.

TDY INDUSTRIES, LLC

Date: , 20	By:	(Seal)
Name:
Title:

Exhibit 2.3(a)

Term Note

(See Attached)

EXHIBIT 2.3(a)

FORM OF

TERM NOTE

$________________	Pittsburgh, Pennsylvania
__________, 20__

FOR VALUE RECEIVED, the undersigned, OREGON METALLURGICAL, LLC, an Oregon limited liability company (“Oremet”), ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company (“Ludlum”), TDY INDUSTRIES, LLC, a California limited liability company (“TDY”), INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company (“Hearth Melting”), ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company (“Precision Finishing”), TITANIUM WIRE CORPORATION, a Pennsylvania corporation (“Titanium Wire”), ENVIRONMENTAL, INC., a California corporation (“Environmental”), ATI TITANIUM LLC, a Delaware limited liability company (“ATI Titanium”), ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company (“ATI Flowform”), ATI LADISH LLC, a Wisconsin limited liability company (“ATI Ladish”), VALLEY MACHINING, INC., a Wisconsin corporation (“Valley”), ATI LADISH MACHINING, INC., a Nevada corporation (“ATI Ladish Machining”), CHEN-TECH INDUSTRIES, INC., a Nevada corporation (“Chen-Tech”), PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation (“Pacific Cast”), ATI POWDER METALS LLC, a Pennsylvania limited liability company (“ATI Powder”), and ATI CAST PRODUCTS SALEM OPERATIONS, LLC (“ATI Cast Products”), a Delaware limited liability company (Oremet, Ludlum, TDY, Hearth Melting, Precision Finishing, Titanium Wire, Environmental, ATI Titanium, ATI Flowform, ATI Ladish, Valley, Chen-Tech, Pacific Cast, ATI Powder and ATI Cast Products are each a “Borrower” and collectively, the “Borrowers”), hereby promise to pay to the order of                     (“Holder”), the principal sum of                      and             /100 Dollars ($            ), which shall be payable to Holder in the amounts and on the dates set forth in Section 2.3 [Term Loan] of that certain Revolving Credit and Security Agreement, dated September 23, 2015, as amended by that certain First Amendment to Revolving Credit and Security Agreement, dated as of May 13, 2016 (as may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors (as defined in the Credit Agreement) party thereto from time to time, the Lenders (as defined in the Credit Agreement) party thereto from time to time, and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”), payable on the Term Loan Maturity Date or as otherwise provided in the Credit Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

The Borrowers shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate per annum specified by the Borrowers pursuant to Section 3.1 [Interest] of, or as otherwise provided in, the Credit Agreement.

To the extent permitted by Law, upon the occurrence of an Event of Default and until such time as such Event of Default has been cured or waived, and at the discretion of the Agent or at the direction of the Required Lenders to the Agent or, in the case of any Event of Default under Section 10.7 [Bankruptcy] of the Credit Agreement, immediately and automatically upon the occurrence of such Event of Default without the requirement of any affirmative action by any party, the Borrowers shall pay interest on the entire principal amount of the then outstanding Term Loan evidenced by this Term Note (this “Term Note”) at the Default Rate specified by Section 3.1 [Interest] of, or as otherwise provided in, the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, interest on this Term Note will be payable on the dates set forth in the Credit Agreement and on the Term Loan Maturity Date.

Subject to the provisions of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Payment Office, in lawful money of the United States of America in immediately available funds.

This Term Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the Other Documents, including the representations, warranties, covenants, conditions and/or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

The Borrowers waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Term Note.

This Term Note shall bind the Borrowers and their respective successors and assigns, and the benefits hereof shall inure to the benefit of Holder, the Agent and the Lenders and their respective successors and assigns. This Term Note may be enforced by Holder or its respective successors or assigns. All references herein to the “Borrowers”, “Holder”, the “Agent” and the “Lenders” shall be deemed to apply to the Borrowers, Holder, the Agent and the Lenders, respectively, and their respective successors and assigns.

This Term Note shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

Holder may at any time pledge all or a portion of its rights under the Credit Agreement or Other Documents including any portion of this Term Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. § 341. No such pledge or enforcement thereof shall release Holder from its obligations under the Credit Agreement or Other Documents.

Delivery of an executed counterpart of a signature page of this Term Note by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Term Note.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, by their officers thereunto duly authorized, executed this Term Note as of the day and year first above written as a document under seal.

BORROWERS:

WITNESS/ATTEST:	OREGON METALLURGICAL, LLC, an Oregon limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TDY INDUSTRIES, LLC, a California limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company

	By:	Oregon Metallurgical, LLC, its Sole Manager

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	TITANIUM WIRE CORPORATION, a Pennsylvania corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ENVIRONMENTAL, INC., a California corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI TITANIUM LLC, a Delaware limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI FLOWFORM PRODUCTS, LLC, a Delaware limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	President

WITNESS/ATTEST:	ATI LADISH LLC, a Wisconsin limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	VALLEY MACHINING, INC., a Wisconsin corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI LADISH MACHINING, INC., a Nevada corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	CHEN-TECH INDUSTRIES, INC., a Nevada corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	PACIFIC CAST TECHNOLOGIES, INC., a Nevada corporation

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI POWDER METALS LLC, a Pennsylvania limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President

WITNESS/ATTEST:	ATI CAST PRODUCTS SALEM OPERATIONS, LLC, a Delaware limited liability company

By:
	Name:	Patrick J. DeCourcy
	Title:	Executive Vice President